SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) April 27, 2000 (April 20, 2000)
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                                  Eagle Bancorp
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               (Exact Name of Registrant as Specified in Charter)



         United States               0-29687                    81-0531318
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(State or Other Jurisdiction    (Commission File               IRS Employer
         of Incorporation)       Number)                    Identification No.


        1400 Prospect Avenue, Helena, MT                         59601
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        (Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code   (406) 442-3080
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                                 Not Applicable

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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 20, 2000, the board of directors of Eagle Bancorp ("Eagle" or the "Registrant") approved a change in auditors. Specifically, the Board determined to replace Moss Adams LLP ("Moss Adams") with Anderson ZurMuehlen & Co., P.C. ("AZ"). AZ will be engaged to audit the financial statements of Eagle and its subsidiary, American Federal Savings Bank (the "Bank") for the fiscal year ended June 30, 2000.

         Moss Adams' report on the financial statements for the fiscal year ended June 30, 1999, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. During the fiscal year ended June 30, 1999, and through the date hereof, there were no disagreements between Eagle or the Bank and Moss Adams on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         During the fiscal year ended June 30, 1999, and through the date hereof, Moss Adams did not advise, and has not indicated to Eagle or the Bank that it had any reason to advise Eagle or the Bank of the following:

* that the internal controls necessary for Eagle to develop reliable financial statements did not exist;

* that information had come to Moss Adams' attention that had led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

* that Moss Adams needed to expand significantly the scope of Eagle or the Bank's audit, or that information had come to Moss Adams' attention during such time period that if further investigated might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements. Further, Moss Adams did not advise Eagle or the Bank that matters came to its attention which would materially impact upon the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements). In addition, Eagle or the Bank were not advised by Moss Adams of any matters that would cause it to be unwilling to rely on management's representation or to be associated with Eagle or the Bank's financial statements;

* that information had come to Moss Adams' attention that it had concluded materially impacted the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to Moss Adams'

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         satisfaction, have prevented it from rendering an unqualified audit report on those financial statements);

Eagle has requested Moss Adams to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Moss Adams agrees with the statements made by Eagle in response to this Item 4 and, if not, stating the respects to which Moss Adams does not agree. A copy of such letter will be filed as Exhibit 16(i) when it is provided to the Registrant.

         The Board has determined to appoint AZ as Eagle and the Bank's auditor for the fiscal year ended June 30, 2000, because the Board has determined that it is in the best interest of Eagle and its shareholders to engage a local accounting firm. AZ has an office in, and is based in, Helena, Montana. Moss Adams does not have such an office. AZ previously provided accounting services to the Bank, including auditing the financial statements of the Bank for each of the fiscal years up to and including the fiscal year ended June 30, 1998. During this period, AZ was the Bank principal accountant. In that connection, AZ met with directors and senior officers of the Bank and discussed its audit reports of the Bank. AZ's audit reports for these periods did not contain an adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles. The Bank and AZ have had no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

         Eagle has requested AZ to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not AZ agrees with the statements made by Eagle in response to this Item 4, and if not, stating the respects to which AZ does not agree. A copy of such letter is attached hereto as
Exhibit 16(ii).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired
                  Not applicable

         (b)      Pro Forma Financial Information
                  Not applicable

         (c)      Exhibits

                  (16)(i)   Letter of Moss Adams LLP *
                  (16)(ii)  Letter of Anderson ZurMuehlen & Co., P.C.

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* to be filed by amendment

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                     EAGLE BANCORP
                                     Registrant

Date:  April 26, 2000             By: /s/Peter J. Johnson
                                     --------------------------------
                                     Peter J. Johnson
                                     Senior Vice President/Treasurer